Pursuant to Rule 497(e)
Registration No. 033-74470

Supplement Dated March 12, 2015, to the Prospectuses of the Money Market Portfolio (“Money Market Portfolio”),
U.S. Treasury Portfolio (“U.S. Treasury Portfolio”), U.S. Government Portfolio (U.S. Government Portfolio”)
and Municipal Portfolio (“Municipal Portfolio”) , each a series of Daily Income Fund, dated July 29, 2014

THIS SUPPLEMENT RELATES TO THE PROSPECTUSES OF THE MONEY MARKET PORTFOLIO,
U.S. TREASURY PORTFOLIO, U.S. GOVERNMENT PORTFOLIO and MUNICIPAL PORTFOLIO FOR
THE FOLLOWING SHARE CLASSES:

	Money Market Portfolio	U.S. Treasury Portfolio	U.S. Government Portfolio	Municipal Portfolio
Institutional Class Shares (“Institutional Shares”)	IMBXX	ITBXX	RTGXX	No ticker symbol
Institutional Service Class Shares (“Institutional Service Shares”)	IMAXX	IDAXX	No ticker symbol	No ticker symbol
Investor Class Shares (“Investor Shares”)	DNVXX	DUVXX	No ticker symbol	No ticker symbol
Investor Service Class Shares (“Investor Service Shares”)	DSMXX	DRIXX	No ticker symbol	DSIXX
Fiduciary Class Shares (“Fiduciary Shares”)	DFDXX	DFCXX	DGFXX	Not Offered
Investor Select Class Shares (“Investor Select Shares”)”	DISXX	TNVXX	DGIXX	Not Offered
Retail Class Shares (“Retail Shares”)	DRTXX	No ticker symbol	DREXX	DMTXX
Advantage Primary Liquidity Fund Shares (“Advantage Primary Liquidity Shares”)	ADLXX	Not Offered	Not Offered	Not Offered
Advantage Government Liquidity Fund Shares (“Advantage Government Liquidity Shares”)	Not Offered	Not Offered	ADGXX	Not Offered
Advantage Municipal Liquidity Fund Shares (“Advantage Municipal Liquidity Shares”)	Not Offered	Not Offered	Not Offered	ADMXX
moneymarket Xpress Fund Shares (“Xpress Shares”)	No ticker symbol	Not Offered	Not Offered	Not Offered

Liquidation of the Money Market Portfolio, U.S. Treasury Portfolio, U.S. Government Portfolio and Municipal Portfolio (each a “Portfolio” and collectively, the “Portfolios”)

The Board of Trustees (the “Board”) of Daily Income Fund (the “Trust”) has determined that it is advisable to liquidate, dissolve and terminate the legal existence of each Portfolio.

Effective March 16, 2015, each Portfolio will CEASE SALES OF PORTFOLIO SHARES TO NEW INVESTORS.  Each Portfolio will permit current investors to continue purchasing new shares.  However, also effective as of March 16, 2015, existing investors will no longer be able to order new checkbooks.  Each Portfolio’s check writing feature will be discontinued as of the close of business on May 1, 2015.  Beginning on June 1, 2015, each Portfolio will no longer accept or process checks written against its shares.  Any checks written against Portfolio shares will be returned and fees may be incurred as a result.  The Portfolios recommend that any shareholders with check writing privileges cease writing checks against Portfolio shares by May 1, 2015 to allow adequate time for all outstanding drafts to clear prior to the Portfolios’ termination of the check writing privilege.

Each Portfolio is expected to be closed and liquidated on or about June 25, 2015 (the “Liquidation Date”).  The Board has directed each Portfolio’s investment adviser to manage the Portfolios conservatively in anticipation of liquidation and with  the goal of returning $1.00 per share to each investor in a Portfolio.  Accordingly, each Portfolio’s yield and performance may be reduced prior to liquidation.  Nevertheless, there can be no assurance that each Portfolio’s value on liquidation will be $1.00 per share.

Reich & Tang Asset Management, LLC (“RTAM”), the Fund’s investment adviser, has agreed to waive fees to the extent required to maintain a minimum yield of 0.01%, 0.005%, 0.01% and 0.01% for the Money Market Portfolio, U.S. Treasury Portfolio, U.S. Government Portfolio and Municipal Portfolio, respectively, until the liquidation.  RTAM will pay all of the costs related to the liquidation.  Natixis Global Asset Management, L.P., RTAM’s parent company, and RTAM will maintain at least a $27.5 million, $2 million, $3 million and $7.5 million investment in the Money Market Portfolio, U.S. Treasury Portfolio, U.S. Government Portfolio and Municipal Portfolio, respectively, until all non-affiliated shareholders have received their liquidation proceeds.

Automatic withdrawal plans and automatic investment plans will cease after June 1, 2015.

At any time prior to the Liquidation Date, investors may redeem shares of the Portfolios.  If you still hold shares of a Portfolio on the Liquidation Date, we will automatically redeem your shares for cash and remit the proceeds to you (via check or wire) based on the instructions listed on your account.  The sale or liquidation of your shares will generally be a taxable event.  You should consult your personal tax advisor concerning your particular tax situation.

1411 Broadway, 28th Floor
New York, NY 10018-3450
(800) 433-1918

Please retain this Supplement for future reference.